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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  June 30, 2004


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                     313345                    68-0490580
(State or other jurisdiction of     (Commission                (IRS Employer
 incorporation or organization)     File Number)             Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)





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ITEM 7.    STATEMENTS AND EXHIBITS.

       (c)     Exhibits.

       99.1    Pacific Energy Partners, L.P. Press Release dated June 30, 2004.

ITEM 9.    REGULATION FD DISCLOSURE

     Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated June 30, 2004, announcing the closing of the Mid Alberta Pipeline acquisition.

     In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.







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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              Pacific Energy Partners, L.P.


Dated: June 30, 2004                          By: /s/ Gerald A. Tywoniuk
                                              --------------------------
                                              Senior Vice President, Chief
                                              Financial Officer and Treasurer
                                                  Pacific Energy GP, Inc.,
                                                    General Partner of
                                               Pacific Energy Partners, L.P.





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                                  EXHIBIT INDEX

     Exhibit 99.1      --    Pacific Energy Partners, L.P. Press Release dated
                             June 30, 2004